UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    March 28, 2008
                                                  ------------------------------

                            SALISBURY BANCORP, INC.
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               (Exact name of registrant as specified in charter)

         Connecticut                 000-24751                   06-1514263
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

5 Bissell Street, Lakeville, Connecticut                         06039-1868
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(Address of principal executive offices)                         (zip code)

Registrant's telephone number, including area code:  (860) 435-9801
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On March 28, 2008, the Board of Directors of Salisbury Bank and Trust Company (the "Bank"), the wholly-owned banking subsidiary of Salisbury Bancorp, Inc. (the "Corporation"), approved Change in Control Agreements (the "Agreements") with the following executive officers of the Bank : John F. Perotti, Richard J. Cantele, Jr., John F. Foley, Todd M. Clinton, Diane E.R. Johnstone, Joseph C. Law, Lana J. Morrison, Sharon A. Pilz, Geoffrey A. Talcott, Melanie K. Neely, Gerard J. Baldwin, Darrell S. Long, Elizabeth A. Summerville, Diane Farrell and Roberta Reed (the "Executives").

         The Agreements provide that if following a "Change in Control" (as defined in the Agreements) of the Company or the Bank, an Executive is terminated or is reassigned under certain circumstances defined in the
Agreements within a period of twelve (12) months following such Change in Control, such Executive will be entitled to a lump sum payment equal to his or her annual compensation based upon the most recent aggregate base salary paid to the Executive in the twelve (12) month period immediately preceding his or her termination or reassignment. In addition, for twelve (12) months following a Change in Control, certain specified insurance benefits shall continue in effect on terms and conditions at least as favorable to the Executives as maintained immediately prior to the Change in Control. In no event shall such payments be made in an amount that would cause them to be deemed non-deductible to the Bank by reason of the operation of Section 280G of the Internal Revenue Code. The Agreements provide that they shall be administered in a manner, and all provisions shall be interpreted to be, compliant with Section 409A of the Internal Revenue Code. The purpose of the Agreements is to provide certain potential benefits to the Executives solely in the event of a Change in Control and do not provide a contract for employment. The Agreements will expire on September 30, 2010, provided that if a "Change in Control" occurs prior to September 30, 2010, the Agreements shall remain in effect for twelve (12) months after the date on which any such Change in Control is consummated.

         A copy of the form of the Agreements is attached as Exhibit 10.1.

Item 9.01   Financial Statements and Exhibits.

            (a)      Not Applicable.

            (b)      Not Applicable.

            (c)      Not Applicable.

            (d)      Exhibits.
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                     10.1.  Form of Change in  Control Agreement dated March 28,
                            2008.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: March 28, 2008                  SALISBURY BANCORP, INC.


                                       By:    /s/ John F. Perotti
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                                            John F. Perotti
                                            Chairman and Chief Executive Officer